                                                                   EXHIBIT 10.9

                           COMPENSATION DEFERRAL PLAN
                                       OF
                         SUBURBAN PROPANE PARNERS, L.P.
                                       AND
                             SUBURBAN PROPANE, L.P.

               (AS AMENDED AND RESTATED EFFECTIVE JANUARY 1, 2004)

SECTION 1: DEFERRAL PLAN

     The purpose of the Compensation Deferral Plan sponsored by Suburban Propane
Partners, L.P. and Suburban Propane, L.P. (the "Deferral Plan") is to allow
Eligible Employees to surrender their right to receive all or a portion of their unvested Common Units granted under the Suburban Propane Partners, L.P. 1996
Restricted Unit Plan and the 2000 Restricted Unit Plan ("Restricted Unit Plan")
prior to the time their Common Units are substantially certain to vest in exchange for the right to participate in and receive certain payments under the
Deferral Plan. During the deferral period, all distributions incurring to said deferred units will be immediately distributed to the Participant in accordance with the quantity of units deferred by said Participant. The Deferral Plan is intended to be a nonqualified "top-hat" plan; that is, an unfunded plan of deferred compensation maintained for certain employees of a select group of management of highly compensated employees pursuant to Sections 201 (1), 301 (a)
(3), and 401 (a) (1) of ERISA, and an unfunded plan of deferred compensation under the Code.

SECTION 2: DEFINITIONS

2.1: "Beneficiary" means the individual, individuals or estate entitled (as determined under Section 7) to receive payment under the Deferral Plan following a Participant's death.

2.2: "Board" means the Board of Supervisors of the Partnership from time to time established in accordance with the Second Amended and Restated Agreement of
Limited Partnership of the Partnership of even date herewith, as in effect from time to time.

2.3: "Change in Control" means:

     (i) an acquisition (other than directly from the MLP) of Common Units or voting equity interests of the MLP ("Voting Securities") by any "Person"
     (as the term person is used for purposes of Section 13 (d) or 14 (d) of the
     Exchange Act), other than the MLP, the Partnership, the General Partner, immediately after which such Person has "Beneficial Ownership" (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of more than thirty three and one-third percent (33-1/3%) of the combined voting power of the MLP's then outstanding Units; PROVIDED, HOWEVER, that in determining whether

     a Change in Control has occurred, Units which are acquired in a
     "Non-Control Acquisition" shall not constitute an acquisition which would cause a Change in Control. For purposes of this definition of Change in
     Control, a "Non-Control Acquisition" means an acquisition by (i) an employee benefit plan (or trust forming a part thereof) maintained by (A)
     the MLP, the Partnership or any of its affiliates or (B) any corporation, partnership or other Person of which a majority of its voting power or its voting equity securities or equity interests is owned, directly or indirectly, by the MLP (for purposes of this definition by the MLP (for by the MLP (for purposes of this definition of Non-Control Acquisition, any such corporation, partnership or other person, a "Subsidiary"), (ii) the
     MLP or its Subsidiaries, or (iii) any Person in connection with a
     "Non-Control Transaction" (as defined in clause (ii) of this definition of
     Change in Control); or

     (ii)approval by the requisite percentage of the partners of the MLP of (A)
     a merger, consolidation or reorganization involving the MLP, unless (x) the holders of Units immediately before such merger, consolidation or reorganization own, directly or indirectly immediately following such merger, consolidation or reorganization, at least sixty percent (60%) of the combined voting power of the outstanding Units of the entity resulting from such merger, consolidation or reorganization (the "Surviving Entity")
     in substantially the same proportion as their ownership of the Units immediately before such merger, consolidation or reorganization, and (y) no person or entity (other than the MLP, any Subsidiary, any employee benefit plan (or any trust forming a part thereof) maintained by the Partnership, the MLP, the Surviving Entity, or any person who, immediately prior to such merger, consolidation or reorganization had Beneficial Ownership of more than thirty three and one-third percent (33-1/3%) of the then outstanding
     Units), has Beneficial Ownership of more than thirty three and one-third percent (33-1/3%) of the combined voting power of the Surviving Entity's then outstanding voting securities (any such merger or consolidation under the immediately preceding subclauses (x) and (y) of this clause (A), a
     "Non-Control Transaction"); (B) a complete liquidation or dissolution of the MLP; or (C) the sale or other disposition of 50% or more of the net assets of the MLP to any Person (other than a transfer to a Subsidiary).

          Notwithstanding the foregoing, a Change in Control shall not be deemed to occur solely because any Person (the "Subject Person") acquired
     Beneficial Ownership of more than the permitted amount of the outstanding
     Voting Securities as a result of the acquisition of Voting Securities by the MLP which, by reducing the number of Voting Securities outstanding, increases the proportional number of units Beneficially Owned by the
     Subject Person, provided that if a Change in Control would occur (but for the operation of this sentence) as a result of the acquisition of Voting
     Securities by the MLP, and after such acquisition by the MLP, the Subject
     Person becomes the Beneficial Owner of any additional Voting Securities which increases the percentage of the then outstanding Voting Securities
     Beneficially Owned by the Subject Person, then a Change in Control shall occur.

2.4: "Code" means the Internal Revenue Code of 1986, as amended from time to time.

2.5: "Committee" means a committee consisting of at least two (2) members of the
Board appointed by the Board to administer the Plan and to perform the functions set forth herein. Each of such member shall be a "non-employee" director within the meaning of Section 16b-3 of the Exchange Act.

2.6: "Common Units" means the common units representing limited partnership interests of the MLP.

2.7: "Date of Deferral" means (i) the date the MLP deposits Common Units into the Trust pursuant to a Participant's election to surrender the right to receive
Common Units under the Restricted Unit Plan and (ii) with respect to Special
Common Units only, the date on which the MLP deposits such Special Common Units into the trust on behalf of the Eligible Employee.

2.8: "Deferral Election Form" means the written agreement of a Participant, in such form as may be prescribed by the Committee, filed with the Partnership according to procedures and at such times as established by the Committee.

2.9: "Deferral Plan" has the meaning set forth in Section 1.

2.10: "Employee" means a person who is an employee of the Partnership or one of its affiliates and "Eligible Employee" means a person who is a participant in the Restricted Unit Plan designated by the Committee or any other employee so designated by the Committee.

2.11: "Exchange Act" means the Securities Exchange Act of 1934, as amended.

2.12: "General Partner" means Suburban Energy Services Group LLC, a Delaware limited liability company, as general partner of the MLP and the Partnership.

2.13: "MLP" means Suburban Propane Partners, L.P., a Delaware limited partnership.

2.14: "MLP Partnership Agreement" means the Second Amended and Restated
Partnership Agreement of the MLP, as in effect from time to time.

2.15: "Operating Agreement" means the Operating Agreement of the General Partner of even date herewith, as in effect from time to time.

2.16: "Participant" means an Eligible Employee who participates in the Deferral
Plan under Section 4.

2.17: "Partnership" means Suburban Propane, L.P. a Delaware limited partnership, and its successors.

2.18: "Percentage Interest" means a Participant's membership interest in the
General Partner as determined in accordance with the Operating Agreement.

2.19: "Quarterly Distribution" means any quarterly distribution on the Common
Units and on the General Partner's general partner interest in the MLP made by the MLP from time to time pursuant to the MLP Partnership Agreement.

2.20: "Trust Agreement" means the Benefits Protection Trust Agreement entered into by the MLP with First Union National Bank, as trustee, effective as of May
26, 1999.

2.21: "Trust" means the Trust established under the Trust Agreement.

2.22: "Trustee" means First Union National Bank, as trustee, or its successor as designated under the Trust Agreement.

2.23: "Unforeseen Emergency" means an event beyond the control of the
Participant that would result in severe financial hardship to the Participant if early withdrawal of all or a portion of the Participant's account balance (as provided for in Section 6.1(b)) were not permitted. Whether a Participant has an
Unforeseen Emergency shall be determined by the Committee.

SECTION 3: ADMINISTRATION

3.1: The Committee shall supervise the administration and interpretation of the
Deferral Plan, may establish administrative regulations to further the purpose of the Deferral Plan and shall take any other action necessary to the proper operation of the Deferral Plan. The Committee has the discretion to take any action or make any decision it deems necessary in the administration of the
Deferral Plan. All decisions and acts of the Committee shall be final and binding upon all Participants, their Beneficiaries and all other persons.

3.2: The Committee shall provide each Participant, semi-annually, a statement of the Participant's account balance under the Deferral Plan.

SECTION 4: ELIGIBILITY TO PARTICIPATE

     An Eligible Employee shall become a Participant in the Deferral Plan by the completion of a timely filing and acceptance by the Partnership of the Deferral
Election Form, in such form and according to the terms and conditions established by the Committee. A Participant (or any Beneficiary who becomes entitled) remains a Participant as to his account until his account balance is fully distributed under the terms of the Deferral Plan.

SECTION 5: PARTICIPATION

     EFFECTIVE DATE OF PARTICIPATION. Participation under the Deferral Plan shall become effective only on the Date of Deferral.

SECTION 6: PAYMENTS TO PARTICIPANTS AND BENEFICIARIES

6.1: TIME OF PAYMENT. (a) Subject to subsections (b) and (c) of this Section
6.1, a Participant shall make an irrevocable election to commence receipt of payments under this Deferral Plan upon a specific future payment date as set forth in the Deferral Election Form following the Date of Deferral.

(b) A Participant who has not yet terminated employment, but who has an
Unforeseen Emergency, may receive any or all of his or her account balance on or after the Acquisition Loan Termination Date; PROVIDED that the Participant may not receive an amount greater than the amount necessary to meet the Unforeseen
Emergency and any amounts necessary for the Participant to pay his or her federal, state and local income taxes with respect to the amount received that are reasonably anticipated to result from the withdrawal of such amount under this Section 6.1.

(c) Notwithstanding any provision in this Deferral Plan to the contrary, a
Participant may, prior to a Change in Control, elect to receive payment of his or her account balance under this Deferral Plan at such time as the Board determines that a Change in Control has occurred. Such payment shall be made in a lump sum within 45 days after the Change in Control.

(d) If a Participant dies at any time before having received any portion of his or her account balance under this Deferral Plan, payment of the remaining amounts shall be paid in a lump sum payment as soon as practical following the
Participant's death.

(e) If a Participant dies at any time after payment of his or her account balance under this Deferral Plan has begun, such Participant's Beneficiary shall continue to receive payment of the Participant's account in the same manner as the Participant elected, or such shorter payment schedule as elected by the
Beneficiary.

(f) If any lump sum distribution otherwise payable under this Deferral Plan would be disallowed in any part as a deduction to the Partnership in accordance with Section l62(m) (or a successor section) of the Code, the Committee may determine to distribute the amount of such benefit in installments such that the
Participant or Beneficiary shall receive the maximum amount permissible in each installment and still preserve the Partnership's full tax deduction.

6.2: TERMINATION OF EMPLOYMENT. If the employment of a Participant is terminated for any reason, including death, prior to the distribution date elected on the
Deferral Election Form, distribution shall commence to the Participant or the
Participant's Beneficiary as soon as practicable thereafter.

6.3: PAYMENT IN U.S. DOLLARS. All payments under this Deferral Plan shall be made in U.S. dollars or Common Units, as applicable.

6.4: REDUCTION OF PAYMENTS. All payments under this Deferral Plan shall be reduced by any and all amounts that the Partnership is required to withhold pursuant to applicable law.

6.5: ADDITIONAL DEFERRALS. Notwithstanding Section 6.1, a Participant who has
made an election deferral in accordance with Section 5 hereof, may make an election to further defer such amounts; PROVIDED such election is made no later than one month prior to the scheduled date of distribution as set forth on the
Deferral Election Form.

SECTION 7: BENEFICIARIES

     A Participant may at any time and from time to time prior to death designate one or more Beneficiaries to receive any payments to be made following the Participant's death. If no such designation is on file with the Partnership at the time of a Participant's death, the Participant's Beneficiary shall be the beneficiary or beneficiaries named in the beneficiary designation most recently filed by the Participant with the Partnership. If the Participant has not effectively designated a beneficiary, or if no beneficiary so designated has survived the Participant, the Participant's Beneficiary shall be the
Participant's surviving spouse, or, if no spouse has survived the Participant, the estate of the deceased Participant. If an individual Beneficiary cannot be located for a period of one year following the Participant's death, despite mail notification to the Beneficiary's last known address, and if the Beneficiary has not made a written claim for benefits within such period to the Committee, the
Beneficiary shall be treated as having predeceased the Participant. The
Committee may require such proof of death and such evidence of the right of any person to receive all or part of the benefit of a deceased Participant as the
Committee may consider to be appropriate. The Committee may rely upon any direction by the legal representatives of the estate of a deceased Participant, without liability to any other person.

SECTION 8: GENERAL PROVISIONS

8.1: PROHIBITION OF ASSIGNMENT OF TRANSFER. Any assignment, hypothecation, pledge or transfer of a Participant's or Beneficiary's right to receive payments under the Deferral Plan shall be null and void and shall be disregarded.

8.2: DEFERRAL PLAN NOT TO BE FUNDED. The Partnership is not required to, and will not, for the purpose of funding the Deferral Plan, segregate any monies from its general funds, create any trusts, other than the Trust, or make any special deposits, and the right of a Participant or Beneficiary to receive a payment under the Deferral Plan shall be no greater than the right of an unsecured general creditor of the Partnership.

8.3: EFFECT OF PARTICIPATION. Neither selection as an Eligible Employee, nor an election to participate or participation in the Deferral Plan, shall affect the
Partnership's right to discharge an Eligible Employee or a Participant.

8.4: COMMUNICATIONS TO BE IN WRITING. All elections, requests and communications to the Committee from Participants and Beneficiaries, and all communications to such persons from the Committee, shall be in writing, and in such form and manner, and within such time, as the Committee shall determine.

8.5: ABSENCE OF LIABILITY. No officer, supervisor or employee of the Partnership shall be personally liable for any act or omission to act, under the Deferral
Plan, of any other person, or, except in circumstances involving bad faith, for such officer's, supervisor's or employee's own act or omission to act.

8.6: TITLES FOR REFERENCE ONLY. The titles given herein to Sections and subsections are for reference only and are not to be used to interpret the provisions of the Deferral Plan.

8.7: NEW YORK LAW TO GOVERN. All questions pertaining to the construction, regulation, validity and effect of the provisions of the Deferral Plan shall be determined in accordance with New York law, without regard to the principles or policies of conflicts of law thereof.

8.8: AMENDMENT. The Committee may amend the Deferral Plan at any time, but no amendment may be adopted which alters the payments due Participants or
Beneficiaries, as of the date of the amendment, or the times at which payments are due, without the consent of each Participant affected by the amendment and of each Beneficiary (of a then deceased Participant) affected by the amendment.

8.9: PLAN TERMINATION. The Committee may terminate the Deferral Plan at any time, but such termination may not alter the payments due Participants or
Beneficiaries, as of the date of such termination, without the consent of each
Participant affected by the termination.

                                        SUBURBAN PROPANE PARTNERS, L.P.
                                        SUBURBAN PROPANE, L.P.

                                        By:
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                                            Name:
                                            Title: